UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.         )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Desktop Metal, Inc.

(Name of Registrant as Specified In Its Charter)

Nano Dimension Ltd.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

On August 20, 2024, Nano Dimension Ltd. (the “Registrant”) held an investor call in connection with its press release, issued on the same day. A copy of the transcript of the investor call is incorporated herein by reference and is furnished herewith as Exhibit 99.1.

Forward-Looking Statements and Other Disclaimers

This transcript contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and other Federal securities laws. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions or variations of such words are intended to identify forward-looking statements. Specifically this transcript includes statements regarding: (i) the Registrant’s belief that a business plan and a business model should lead to positive cash flow as fast as possible, (ii) its aim to be in a 4.0 industry, (iii) its vision, (iv) the size of the additive manufacturing market, (v) its growth after the acquisition of Desktop Metal, Inc. (“DM”) is closed, (vi) the Registrant’s belief that it will venture out into digital 4.0 industry, (vii) the needs of 4.0 industry, (vii) the final merger consideration, which is subject to certain adjustments and the expectations regarding those adjustments, and the timing of closing, (viii) the growth of additive manufacturing, (ix) the Registrant’s focus within the next 12-24 months, (x) negotiations with other companies, (xi) integration of the Registrant and DM after the merger, (xii) timing of the regulatory approvals, and (xiii) potential purchased under the Registrant’s buyback program. The forward-looking statements contained or implied in this transcript are subject to other risks and uncertainties, including (i) the ultimate outcome of the proposed transaction between the Registrant and DM, including the possibility that DM’s stockholders will reject the proposed transaction, (ii) the effect of the announcement of the proposed transaction on the ability of the Registrant and DM to operate their businesses and retain and hire key personnel and to maintain favorable business relationships (iii) the timing of the proposed transaction, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; (v) the ability to satisfy closing conditions to the completion of the proposed transaction (including any necessary shareholder approvals), (vi) the Company’s transaction expenses are greater than expected; (vii) the Company draws on the loan facility provided by the Registrant, (vii) other risks related to the completion of the proposed transaction and actions related thereto, and (viii) the risks and uncertainties discussed under the heading “Risk Factors” in the Registrant’s annual report on Form 20-F filed with the SEC on March 21, 2024, and in any subsequent filings with the SEC, and under the heading “Risk Factors” in DM’s annual report on Form 10-K filed with the SEC on March 15, 2024, and in any subsequent filings with the SEC. The combined company financial information included in this transcript has not been audited or reviewed by the Registrant’s auditors and such information is provided for illustrative purposes only. You should note that such combined company information has not been prepared in accordance with and does not purport to comply with Article 11 of Regulation S-X under the U.S. Securities Act of 1933, as amended (the “Securities Act’). Except as otherwise required by law, the Registrant undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. References and links to websites have been provided as a convenience, and the information contained on such websites is not incorporated by reference into this transcript. The Registrant is not responsible for the contents of third-party websites.

No Offer or Solicitation

This transcript is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, DM filed a definitive proxy statement with the SEC on August 15, 2024. DM may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that DM may file with the SEC. The definitive proxy statement has been mailed to shareholders of DM. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders can obtain free copies of the proxy statement and other documents containing important information about DM and the proposed transaction at the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company are available free of charge on DM’s website at https://ir.desktopmetal.com/sec-filings/all-sec-filings.

Participants in the Solicitation

The Registrant, DM and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from DM shareholders in respect of the proposed transaction. Information about the directors and executive officers of the Registrant, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Registrant’s Annual Report on Form 20-F for the fiscal year ended December 31, 2023, which was filed with the SEC on March 21, 2024. Information about the directors and executive officers of DM, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in DM’s proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 23, 2024 and DM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on March 15, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement and other relevant materials filed with the SEC regarding the proposed transaction. Investors should read the proxy statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the Registrant or DM using the sources indicated above.

Exhibit No.
99.1	Transcript of an investor call, held by Nano Dimension Ltd. on August 20, 2024.

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